UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(4th Amendment)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2023

FOMO WORLDWIDE, INC.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

831 W North Ave., Pittsburgh, PA 15233

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	FOMC	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

FOMO WORLDWIDE, INC. is referred to herein as “FOMO”, “we”, “us”, or the “Company”.

Background.

This Fourth Amendment to Form 8-K filed March 27, 2023 includes an amended formal request on behalf of the largest shareholder and an investor group of Peer to Peer Network for management of the Company to provide its books and records to us, given our proxy to represent said investor, for inspection under Wyoming business statutes. The largest investor of the Company has now signed the document with specific language approving our demand. The correspondence is included herein as Exhibit 10.5.

Item 8.01 Other Events.

FOMO WORLDWIDE, INC. has sent correspondence to Peer to Peer Network aka Mobicard Inc. demanding a shareholder meeting to nominate a new slate of Directors. The letter is attached herein as Exhibit 10.1.

Item 9.01. Exhibits

(a) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	FOMO WORLDWIDE, INC. Demand for PTOP Shareholder Meeting – 03/26/2023*
10.2	FOMO WORLDWIDE, INC. Demand for PTOP Special Shareholder Meeting – 04/02/2023*
10.3	FOMO WORLDWIDE, INC. Demand for PTOP Books and Records – 04/17/2023*
10.4	FOMO WORLDWIDE, INC. Demand for PTOP Books and Records – 04/21/2023*
10.5	FOMO WORLDWIDE, INC. Demand for PTOP Books and Records Amended – 04/22/2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Incorporated by reference to Form 8-K filed on or around March 27, 2023, April 3, 2023, April 17, 2023 and April 21, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO WORLDWIDE, INC.

Date: April 24, 2023	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer